Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
32.	SUBSEQUENT EVENTS

In March 2017, the Company entered into an investment agreement with Warburg Pincus to establish a multi-stage joint venture and build a digital real estate platform in China. The Company will seed the initial JV with four existing high-performing IDC assets, valued at over US$300 million, and Warburg Pincus will contribute direct capital and extensive industry network and resources in the real estate sector. The Company will continue to own 51% of the equity interests in the four existing IDC assets while Warburg Pincus will own the remaining 49%. With respect to further projects to be developed by the joint venture, the Company will initially own 49% of the equity interests and Warburg Pincus will initially own 51% of the equity interests.